UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  June 6, 2025
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GREEN PLAINS INC.
(Exact name of registrant as specified in its charter)
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Iowa	001-32924	84-1652107
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1811 Aksarben Drive
Omaha, Nebraska 68106
(Address of Principal Executive Offices) (Zip Code)
(402) 884-8700
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GPRE	The Nasdaq Stock Market LLC
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 6, 2025, Alain Treuer and Ejnar Knudsen III did not stand for re-election at the 2025 annual meeting of shareholders, which effectively ended their terms as directors on our Board. The departures were not a result of a disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.
Item 5.07. Submission of Matters to a Vote of Security Holders.
Green Plains Inc. (the “Company”) held its 2025 annual meeting of shareholders on June 6, 2025. All matters voted on were approved. The numbers of shares cast for, against or withheld are as follows:

1.Proposal to elect eight directors, each to serve a one-year term that expires at the 2026 annual meeting.

Nominee Name	For	Withheld
James D. Anderson	40,057,381	1,366,004
Farha Aslam	40,328,348	1,095,036
Steven J. Furcich	40,327,058	1,096,326
Carl J. Grassi	40,349,156	1,074,229
Brian Peterson	40,055,394	1,367,991
Martin Salinas Jr.	39,084,399	2,338,986
Patrick Sweeney	40,075,109	1,348,276
Kimberly Wagner	35,240,056	6,183,328
There were 7,394,016 broker non-votes with respect to this matter.
2.Proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accountants for the year ending December 31, 2025.

For	Against	Abstain
48,315,319	380,094	121,987
3.Proposal to cast an advisory vote to approve the Company’s executive compensation.

For	Against	Abstain
36,314,605	4,966,445	142,334
There were 7,394,016 broker non-votes with respect to this matter.

No other matters were voted on at the annual meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Plains Inc.

Date: June 6, 2025	By:	/s/ Michelle Mapes
Michelle Mapes
Interim Principal Executive Officer, Chief Legal and Administration Officer and Corporate Secretary